FLSP P1 0624

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED JUNE 3, 2024

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED AUGUST 1, 2023 OF

FRANKLIN SYSTEMATIC STYLE PREMIA ETF (THE “FUND”)

Effective June 3, 2024, the Fund’s Summary Prospectus and Prospectus is amended with respect to the Franklin Systematic Style Premia ETF as follows:

I. The following is added immediately below the “Fund Summary—Investment Manager” section of the Fund’s Summary Prospectus and Prospectus:

Sub-Advisor

K2/D&S Management Co., L.L.C. (K2 Advisors or sub-advisor). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

II. The following is added to the “Fund Summary—Portfolio Managers” section of the Fund’s Summary Prospectus and Prospectus:

Robert Christian

Senior Managing Director, Chief Investment Officer of K2 Advisors and portfolio manager of the Fund since May 2024.

III. The following is added after the first paragraph in the “Fund Details—Management” section of the Fund’s Prospectus:

Under an agreement with Advisers, K2/D&S Management Co., L.L.C. (“K2 Advisors”), 300 Atlantic Street, 12th Fl., Stamford, CT 06901-3535, is the Fund’s sub-advisor. K2 Advisors provides Advisers with investment management advice (which may include research and analysis services). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

IV. The following biographical information is hereby added to the “Fund Details—Management” section of the Fund’s Prospectus:

Robert Christian, Senior Managing Director, Chief Investment Officer of K2 Advisors

Mr. Christian has been a co-lead portfolio manager of the Fund since May 2024. He joined K2 Advisors in 2010.

As co-lead portfolio managers of the Fund, Dr. Seethamraju, Mr. Chettiappan, Mr. Chadha Mr. Floyd and Mr. Christian are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your Prospectus for future reference.

ETF2 SA1 06/24

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED JUNE 3, 2024

TO THE STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”)

EACH DATED AUGUST 1, 2023 OF

FRANKLIN SYSTEMATIC STYLE PREMIA ETF (THE “FUND”)

Effective June 3, 2024, the SAI is amended with respect to the Franklin Systematic Style Premia ETF as follows:

I. Robert Christian is hereby added as a portfolio manager of the Fund.

II. The following is added as the last paragraph under the “Management and Other Services—Investment manager and services provided” section of the SAI:

With respect to Franklin Systematic Style Premia ETF, the Fund’s sub-advisor is K2/D&S Management Co., L.L.C. (K2 Advisors). The sub-advisor has an agreement with Advisers and provides Advisers with investment management advice, research and assistance. The sub-advisor's activities are subject to the board's review and control, as well as Advisers’ instruction and supervision.

III. The following is added below the last paragraph under the “Management and Other Services—Management fees” section of the SAI:

Advisers pays K2 Advisors for its services to the Franklin Systematic Style Premia ETF.

With respect to Franklin Systematic Style Premia ETF, Advisers pays K2 Advisors a monthly fee equal to 20% of the net investment advisory fee payable by the Fund to Advisers (the “Net Investment Advisory Fee”), calculated daily. The Net Investment Advisory Fee is equal (i) 96% of an amount equal to the total investment management fees payable to Advisers, minus any Fund fees and/or expenses paid, waived or reimbursed by Advisers, including as part of the Fund’s unitary management fee structure pursuant to the investment management agreement between Advisers and the Trust, on behalf of the Fund, minus (ii) any fees payable by Advisers to Franklin Templeton Services, LLC for fund administrative services.

IV. With respect to each Fund, the following is added to the “Management and Other Services—Portfolio managers” section of the SAI:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)1	Number of Other Pooled Investment Vehicles Managed2,3	Assets of Other Pooled Investment Vehicles Managed (x $1 million)2,3	Number of Other Accounts Managed2, 3	Assets of Other Accounts Managed (x $1 million)2,3
Robert Christian*	19	$1,298.1	26	$1,031.9	4	$1,871.1

* Information with respect to Mr. Christian is provided as of April 30, 2024.

1. These figures represent registered investment companies other than the Fund included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. Mr. Christian manages other pooled investment vehicles with $159.8 million in assets and other accounts with $0.58 million in assets with a performance fee.

V. With respect to the Fund, the following is added to the “Management and Other Services—Portfolio managers— Ownership of Fund shares” section of the SAI:

As of April 30, 2024, Mr. Christian did not own shares of the Fund.

Please keep this supplement with your SAI for future reference.